UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3255

Panorama Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2013

Item 1. Reports to Stockholders.

June 30, 2013

Oppenheimer International Growth Fund/VA A Series of Panorama Series Fund	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: George R. Evans, CFA and Robert B. Dunphy, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/28/13[1]
Non-Service Shares	6.28%
Service Shares	6.34
Average Annual Total Returns For the Periods Ended 6/28/13[1]
	1-Year	5-Year	10-Year
Non-Service Shares	22.90%	4.40%	11.04%
Service Shares	22.34%	4.08%	10.64%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

TOP TEN COMMON STOCK HOLDINGS

BT Group plc	2.6%
SAP AG	2.0
Roche Holding AG	1.8
Experian plc	1.7
Aalberts Industries NV	1.6
Bunzl plc	1.6
William Hill plc	1.6
Telefonaktiebolaget LM Ericsson, Cl. B	1.5
Heineken NV	1.5
Shoppers Drug Mart Corp.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of investments.

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 6.28% for the period, outperforming the MSCI AC World ex-U.S. Index (the “Index”), which returned -0.04%. The Fund outperformed the Index in eight out of ten sectors, driven by stock selection in the materials, information technology and industrials sectors. A relative underweight position in the materials sector, which produced a negative return for the Index, also benefited performance. Health care detracted from relative performance for the period, albeit slightly. The Fund also outperformed the MSCI EAFE Index, which returned 4.1% during the reporting period. The Fund changed its benchmark from the MSCI EAFE Index to the MSCI AC World ex-U.S Index, which it believes is a more appropriate measure of the Fund’s performance.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and in interest rate sensitive sectors, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

The top three contributors to performance this period were BT Group plc, William Hill plc and Roche Holding AG. BT Group provides fully integrated fixed line and mobile voice, data and high-speed internet connection and transmission services in the U.K. The company posted earnings above expectations as customers take up high speed broadband services at a faster than expected rate. We believe BT Group is well-poised to continue to benefit from rising demand for data transmission in all of its forms. William Hill PLC provides bookmaking services in the U.K. The company was boosted by the 2013 Grand National horse race, won by underdog Auroras Encore. Additionally, the company completed acquisition of its on-line affiliate, William Hill Online, and was also added to the FTSE 100 index in the U.K. Roche Holding is one of the world’s leading pharmaceutical companies. We believe its stock benefited from the strong growth potential of its existing product line-up, including cancer treatment drugs Avastin and Herceptin, as well as its impressive pipeline of products that are in the late stages of testing and approval.

Also benefiting performance were information technology stocks Temenos Group AG and United Internet AG. Temenos is a leader in packaged software and installation services for the banking industry. The changing regulatory environment in the European banking sector, and greater scrutiny surrounding the robustness of their technology, has been driving demand for Temenos’ products and services. We believe the company also has the opportunity to expand its products into other segments of the financial services industry and to increase its penetration in emerging markets. United Internet is a Germany-based internet service provider and released a strong first quarter earnings report, with sales reaching an all-time high.

TOP INDIVIDUAL DETRACTORS

While detractors were limited for the period, the most significant were Saipem SpA, Koninklijke Boskalis Westminster NV (“Boskalis”) and SAP AG. Saipem, based in Italy, is a contractor in the oil and gas industry, specializing in oil and gas related activities in remote and deepwater areas. The company’s stock price declined sharply during the period after announcing an expected loss for 2013. Boskalis is the world’s leading dredger. There are few, mainly privately-held, companies in this industry. The performance of the stock during the period was largely a response to a weaker-than-expected order book and delays in capacity additions. However, compelling industry trends impacting earnings, such as continued oil and gas exploration and land reclamation, can potentially benefit the company’s growth going forward. SAP, a producer of business-management software, declined towards the end of the quarter after competitor Accenture forecast revenue below analyst expectations.

STRATEGY & OUTLOOK

In the current market environment, we think it is important to keep some fundamental points in mind. The fact that the U.S. economy is showing enough signs of recovery to possibly warrant a normalization of interest rates is very positive. Given the sheer size of the U.S. economy, and the integration of the global marketplace, this is positive for the world economy as well. Growth companies with relatively high returns on capital, such as the ones in which we seek to invest, can do well in an environment in which both economic growth and the cost of capital have returned to more normal levels.

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,062.80	$5.07
Service shares	1,000.00	1,063.40	6.34

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,019.62	4.96
Service shares	1,000.00	1,018.39	6.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—17.2%
Automobiles—0.9%
Bayerische Motoren Werke (BMW) AG	47,377	$ 4,139,092
Diversified Consumer Services—1.8%
Benesse Holdings, Inc.	104,225	3,761,324
Dignity plc	227,461	4,727,902
MegaStudy Co. Ltd.	2,777	150,063

		8,639,289
Hotels, Restaurants & Leisure—4.1%
Carnival Corp.	183,850	6,304,217
Domino’s Pizza Group plc	522,832	5,346,951
William Hill plc	1,087,214	7,315,503

		18,966,671
Household Durables—1.1%
SEB SA	62,270	5,024,053
Internet & Catalog Retail—1.3%
Ctrip.com International Ltd., ADR[1]	88,440	2,885,797
Yoox SpA[1]	159,848	3,419,889

		6,305,686
Leisure Equipment & Products—0.1%
Nintendo Co. Ltd.	5,200	613,489
Media—2.1%
Grupo Televisa SAB, Sponsored ADR	50,000	1,242,000
Liberty Global plc[1]	17,564	1,192,420
Liberty Global plc, Cl. A1	23,522	1,742,510
SES, FDR	138,860	3,965,986
Zee Entertainment Enterprises Ltd.	402,744	1,596,444

		9,739,360
Specialty Retail—1.1%
Industria de Diseno Textil SA (Inditex)	44,803	5,526,565
Textiles, Apparel & Luxury Goods—4.7%
Burberry Group plc	134,643	2,777,616
Compagnie Financiere Richemont SA, Cl. A	21,146	1,854,961
Kering	32,000	6,477,385
Luxottica Group SpA	90,156	4,538,777
LVMH Moet Hennessy Louis Vuitton SA	26,250	4,227,206
Swatch Group AG (The)	2,956	1,619,616

		21,495,561
Consumer Staples—13.4%
Beverages—4.8%
C&C Group plc	824,585	4,470,882
Diageo plc	198,994	5,707,794
Heineken NV	110,441	7,021,007
Pernod-Ricard SA	51,510	5,709,277

		22,908,960
Food & Staples Retailing—1.9%
Shoppers Drug Mart Corp.	149,806	6,911,274
Woolworths Ltd.	58,300	1,742,658

		8,653,932
Food Products—4.7%
Aryzta AG1	106,769	5,986,953
Barry Callebaut AG1	4,922	4,512,125
DANONE SA	63,430	4,757,298
Nestle SA	18,877	1,234,677
Unilever plc	129,720	5,268,108

		21,759,161
Household Products—1.1%
Reckitt Benckiser Group plc	72,431	5,134,629
Personal Products—0.3%
L’Oreal SA	9,260	1,514,028
Tobacco—0.6%
Swedish Match AB	81,121	2,867,887
Energy—3.6%
Energy Equipment & Services—2.0%
Hunting plc	39,460	437,213
Saipem SpA	40,504	655,347
Schoeller-Bleckmann Oilfield Equipment AG	34,718	3,527,566
Technip SA	45,450	4,593,606

		9,213,732

	Shares	Value
Oil, Gas & Consumable Fuels—1.6%
BG Group plc	300,260	$ 5,124,536
Cairn Energy plc[1]	572,926	2,197,235
Ceres, Inc.[1]	23,240	72,741

		7,394,512
Financials—5.0%
Capital Markets—3.1%
BinckBank NV	182,652	1,531,306
ICAP plc	1,054,914	5,851,226
Tullett Prebon plc	528,130	2,553,954
UBS AG1	310,220	5,270,115

		15,206,601
Commercial Banks—0.8%
ICICI Bank Ltd., Sponsored ADR	104,085	3,981,252
Insurance—1.0%
Prudential plc	300,454	4,939,358
Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.	37,833	549,292
Health Care—9.7%
Biotechnology—2.6%
CSL Ltd.	100,700	5,671,198
Grifols SA	176,527	6,477,523

		12,148,721
Health Care Equipment & Supplies—3.9%
DiaSorin SpA	116,315	4,643,481
Essilor International SA	44,610	4,743,460
Sonova Holding AG1	41,711	4,422,412
Straumann Holding AG	3,114	465,239
William Demant Holding[1]	48,775	4,032,933

		18,307,525
Health Care Providers & Services—1.0%
Sonic Healthcare Ltd.	359,758	4,872,839
Health Care Technology—0.2%
CompuGroup Medical AG	41,716	991,607
Ortivus AB, Cl. B1	237,418	228,479

		1,220,086
Life Sciences Tools & Services—0.0%
Tyrian Diagnostics Ltd.[1]	18,631,396	8,520
Pharmaceuticals—2.0%
BTG plc[1]	146,424	821,702
Novogen Ltd.[1]	686,171	119,827
Roche Holding AG	34,205	8,475,464

		9,416,993
Industrials—20.5%
Aerospace & Defense—2.1%
Embraer SA	585,826	5,353,258
European Aeronautic Defence & Space Co.	92,650	4,926,674

		10,279,932
Commercial Services & Supplies—2.1%
Aggreko plc	133,005	3,334,525
Edenred	76,940	2,353,500
Prosegur Compania de Seguridad SA	773,031	4,210,926

		9,898,951
Construction & Engineering—2.5%
Koninklijke Boskalis Westminster NV	127,358	4,640,872
Leighton Holdings Ltd.	202,680	2,836,223
Outotec OYJ	67,342	804,503
Trevi Finanziaria Industriale SpA	431,990	3,446,898

		11,728,496
Electrical Equipment—3.6%
ABB Ltd.[1]	226,403	4,887,773
Legrand SA	107,740	4,979,052
Nidec Corp.	38,800	2,707,454
Schneider Electric SA	64,240	4,631,409

		17,205,688
Machinery—3.7%
Aalberts Industries NV	346,049	7,704,358
Atlas Copco AB, Cl. A	132,408	3,179,937
FANUC Corp.	12,700	1,841,591
Weir Group plc (The)	148,984	4,897,706

		17,623,592

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Professional Services—1.7%
Experian plc	459,028	$7,961,631

Trading Companies & Distributors—3.8%
Brenntag AG	40,053	6,082,243

Bunzl plc	375,056	7,320,400

Wolseley plc	89,864	4,159,135

		17,561,778

Transportation Infrastructure—1.0%
Koninklijke Vopak NV	78,450	4,625,509

Information Technology—16.7%

Communications Equipment—1.5%
Telefonaktiebolaget LM Ericsson, Cl. B	630,651	7,149,901

Computers & Peripherals—1.2%
Gemalto NV	62,461	5,655,392

Electronic Equipment, Instruments, & Components—2.8%
Hoya Corp.	272,693	5,595,305

Keyence Corp.	18,106	5,778,564

Omron Corp.	63,986	1,909,336

		13,283,205

Internet Software & Services—2.8%
Telecity Group plc	332,280	5,135,548

United Internet AG	247,084	6,963,884

Yahoo Japan Corp.	3,116	1,539,754

		13,639,186

IT Services—1.5%
Amadeus IT Holding SA, Cl. A	192,930	6,163,022

Infosys Ltd.	18,796	785,358

		6,948,380

Semiconductors & Semiconductor Equipment—0.9%
ARM Holdings plc	335,200	4,055,853

Software—6.0%
Aveva Group plc	94,117	3,235,383

Dassault Systemes SA	45,540	5,570,866

Sage Group plc (The)	858,473	4,452,234

SAP AG	128,888	9,437,943

Temenos Group AG	236,725	5,756,178

		28,452,604

Materials—4.5%

Chemicals—3.1%
Essentra plc	638,843	6,801,438

Orica Ltd.	34,184	642,598

Sika AG	1,889	4,877,169

Syngenta AG	6,151	2,398,817

		14,720,022

	Shares	Value

Construction Materials—1.4%
James Hardie Industries plc	763,300	$6,519,137

Telecommunication Services—4.8%

Diversified Telecommunication Services—4.8%
BT Group plc	2,649,058	12,396,635

Inmarsat plc	478,490	4,910,601

Ziggo NV	138,685	5,536,431

		22,843,667

Utilities—0.8%

Energy Traders—0.8%
APR Energy plc	252,179	3,852,138

Total Common Stocks
(Cost $300,681,160)		454,552,856

	Units

Rights, Warrants and Certificates—0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, Exp. 5/15/15[1]	32,000	83,430

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1]	151,358	68,868

Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13[1]	1,863,139	852

Total Rights, Warrants and Certificates (Cost $35,548)		153,150

	Shares

Investment Company—3.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3] (Cost $15,974,812)	15,974,812	15,974,812

Total Investments, at Value (Cost $316,691,520)	99.6%	470,680,818

Assets in Excess of Other Liabilities	0.4	1,752,009

Net Assets	100.0%	$472,432,827

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

Strike price is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 28, 2013.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,962,897	77,504,812	73,492,897	15,974,812

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$15,974,812	$8,843

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS     Unaudited / Continued

Footnotes to Statement of Investments (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$125,690,253	26.7%
France	58,630,556	12.4
Switzerland	51,761,499	11.0
Netherlands	41,641,549	8.8
Germany	27,614,769	5.9
Japan	23,746,817	5.0
United States	22,420,638	4.8
Spain	22,378,036	4.8
Italy	16,704,392	3.5
Australia	15,894,715	3.4
Sweden	13,426,204	2.9
Ireland	10,990,019	2.3
Jersey, Channel Islands	7,961,631	1.7
India	6,912,346	1.5
Canada	6,911,274	1.4
Brazil	5,353,258	1.1
Denmark	4,032,933	0.9
Austria	3,527,566	0.8
China	2,885,797	0.6
Mexico	1,242,000	0.3
Finland	804,503	0.2
South Korea	150,063	0.0

Total	$470,680,818	100.0%

See accompanying Notes to Financial Statements.

8      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES     June 28,20131 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $300,716,708)	$454,706,006
Affiliated companies (cost $15,974,812)	15,974,812

470,680,818
Cash	38,483
Receivables and other assets:
Dividends	1,280,992
Shares of beneficial interest sold	570,282
Investments sold	44,421
Other	21,680

Total assets	472,636,676
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	91,890
Transfer and shareholder servicing agent fees	36,600
Distribution and service plan fees	15,239
Trustees’ compensation	14,934
Investments purchased	11,970
Legal, auditing and other professional fees	11,912
Shareholder communications	11,549
Foreign capital gains tax	544
Other	9,211

Total liabilities	203,849
Net Assets	$472,432,827

Composition of Net Assets
Par value of shares of beneficial interest	$216,226
Additional paid-in capital	325,180,176
Accumulated net investment income	4,113,271
Accumulated net realized loss on investments and foreign currency transactions	(11,068,522)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	153,991,676

Net Assets	$472,432,827

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering per share (based on net assets of $391,906,686 and 180,501,408 shares of beneficial interest outstanding)	$2.17

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $80,526,141 and 35,724,392 shares of beneficial interest outstanding)	$2.25

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS      For the Six Months Ended June 28, 20131 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $570,929)	$7,085,508
Affiliated companies	8,843
Interest	29
Total investment income	7,094,380
Expenses
Management fees	2,155,788
Distribution and service plan fees - Service shares	92,981
Transfer and shareholder servicing agent fees:
Non-Service shares	188,548
Service shares	37,285
Shareholder communications:
Non-Service shares	4,940
Service shares	943
Custodian fees and expenses	20,806
Trustees’ compensation	10,600
Other	41,619
Total expenses	2,553,510
Less waivers and reimbursements of expenses	(177,963)
Net expenses	2,375,547
Net Investment Income	4,718,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $126)	11,460,799
Foreign currency transactions	(24,400)
Net realized gain	11,436,399
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $670)	23,715,282
Translation of assets and liabilities denominated in foreign currencies	(13,139,738)
Net change in unrealized appreciation/depreciation	10,575,544
Net Increase in Net Assets Resulting from Operations	$26,730,776

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$4,718,833	$6,478,676
Net realized gain	11,436,399	17,040,095
Net change in unrealized appreciation/depreciation	10,575,544	60,354,362

Net increase in net assets resulting from operations	26,730,776	83,873,133
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,541,707)	(4,717,793)
Service shares	(927,692)	(720,532)

	(6,469,399)	(5,438,325)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	26,559,170	(82,308,665)
Service shares	8,165,978	(176,819)

	34,725,148	(82,485,484)
Net Assets
Total increase (decrease)	54,986,525	(4,050,676)
Beginning of period	417,446,302	421,496,978

End of period (including accumulated net investment income of $4,113,271 and $5,863,837, respectively)	$472,432,827	$417,446,302

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$2.07	$1.72	$1.87	$1.65	$1.21	$2.13
Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss)	0.11	0.35	(0.15)	0.22	0.44	(0.93)

Total from investment operations	0.13	0.38	(0.13)	0.24	0.46	(0.90)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Net asset value, end of period	$2.17	$2.07	$1.72	$1.87	$1.65	$1.21

Total Return, at Net Asset Value[3]	6.28%	22.22%	(7.16)%	14.76%	39.24%	(42.64)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$391,907	$348,449	$364,221	$417,141	$369,575	$297,686
Average net assets (in thousands)	$382,593	$332,018	$406,974	$376,612	$328,763	$341,275
Ratios to average net assets:[4]
Net investment income	2.12%	1.68%	1.21%	1.04%	1.35%	1.71%
Total expenses[5]	1.08%	1.13%	1.09%	1.10%	1.08%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	14%	22%	25%	19%	34%	22%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.08%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$2.14	$1.78	$1.94	$1.71	$1.25	$2.21
Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.02	0.01	0.01	0.03
Net realized and unrealized gain (loss)	0.12	0.35	(0.17)	0.24	0.47	(0.98)

Total from investment operations	0.14	0.38	(0.15)	0.25	0.48	(0.95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)
Net asset value, end of period	$2.25	$2.14	$1.78	$1.94	$1.71	$1.25

Total Return, at Net Asset Value[3]	6.34%	21.68%	(7.61)%	14.62%	39.06%	(43.07)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,526	$68,997	$57,276	$61,630	$43,376	$21,600
Average net assets (in thousands)	$75,656	$63,118	$62,359	$50,420	$30,629	$26,235
Ratios to average net assets:[4]
Net investment income	1.85%	1.43%	0.96%	0.78%	0.94%	1.43%
Total expenses[5]	1.33%	1.38%	1.34%	1.35%	1.34%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.26%	1.27%
Portfolio turnover rate	14%	22%	25%	19%	34%	22%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.33%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%
Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%

See accompanying Notes to Financial Statements.

13      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited

1. Significant Accounting Policies

Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended December 31, 2012, the Fund utilized $16,126,026 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$13,674,717

14      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $2,238,318 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $11,436,399 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$323,384,926

Gross unrealized appreciation	$163,729,858
Gross unrealized depreciation	(16,433,966)

Net unrealized appreciation	$147,295,892

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

15      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited / Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

16      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs		Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$13,366,944	$67,082,822	$—	$	80,449,766
Consumer Staples	6,911,274	55,927,323	—		62,838,597
Energy	72,741	16,535,503	—		16,608,244
Financials	3,981,252	20,695,251	—		24,676,503
Health Care	8,520	45,966,164	—		45,974,684
Industrials	—	96,885,577	—		96,885,577
Information Technology	—	79,184,521	—		79,184,521
Materials	—	21,239,159	—		21,239,159
Telecommunication Services	—	22,843,667	—		22,843,667
Utilities	—	3,852,138	—		3,852,138
Rights, Warrants and Certificates	—	153,150	—		153,150
Investment Company	15,974,812	—	—		15,974,812
Total Assets	$40,315,543	$430,365,275	$—	$	470,680,818

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*		Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(11,192,438)	$	11,192,438
Consumer Staples	(20,299,259)		20,299,259
Financials	(1,739,156)		1,739,156
Health Care	(6,751,311)		6,751,311
Industrials	(12,862,571)		12,862,571
Information Technology	(26,561,011)		26,561,011
Total Assets	$(79,405,746)	$	79,405,746

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

17      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	30,423,430	$66,831,020	24,322,786	$47,067,147
Dividends and/or distributions reinvested	2,452,082	5,541,707	2,650,446	4,717,793
Redeemed	(20,892,150)	(45,813,557)	(70,792,852)	(134,093,605)

Net increase (decrease)	11,983,362	$26,559,170	(43,819,620)	$(82,308,665)

Service Shares
Sold	5,622,924	$12,854,038	4,452,004	$8,749,114
Dividends and/or distributions reinvested	396,450	927,692	389,477	720,532
Redeemed	(2,475,543)	(5,615,752)	(4,898,387)	(9,646,465)

Net increase (decrease)	3,543,831	$8,165,978	(56,906)	$(176,819)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$88,712,547	$62,308,079

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	1.00%
Over $250 million	0.90

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $143,918 and $27,361 for Non-Service and Service shares, respectively.

18      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited

5. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $6,684 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS       Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA A Series of Panorama Series Fund

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
George R. Evans, Vice President
Robert B. Dunphy, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer	Shareholder Services, Inc.
Agent	DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered Public
Accounting Firm

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Panorama Series Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013